Exhibit 99.1

CERo Therapeutics Holdings, Inc. Regains Compliance with Nasdaq Listing Rule 5550(b)(1)

SOUTH SAN FRANCISCO, Calif., May 08, 2025 (GLOBE NEWSWIRE) -- CERo Therapeutics Holdings, Inc., (Nasdaq: CERO) (“CERo” or the “Company”) an innovative immunotherapy company seeking to advance the next generation of engineered T cell therapeutics that employ phagocytic mechanisms, announces it has regained compliance with Nasdaq Listing Rule 5550(b)(1), which requires minimum stockholders’ equity of $2.5 million (the “Equity Rule”)

On May 7, 2025 the Nasdaq Hearings Panel (the “Panel”) notified the Company that following the execution of its private placement of Series D Preferred Stock on 4/21/2025, a partial drawdown from the Company’s Equity Line of Credit, and the closing of a public offering in February 2025, the Panel has determined that the Company now complies with the Equity Rule.

Chris Ehrlich, CERo Therapeutics CEO added, “We have worked diligently while communicating regularly with the team at Nasdaq in order to arrive at this outcome.  Having achieved compliance, we are now poised to turn all of our efforts toward the progression of our lead program, CER-1236 and to fulfilling our goal of being a successful clinical stage biotechnology company developing immunotherapy for cancer.  We anticipate the achievement of administering the first dose of our Phase 1 clinical trial in the near term, and to providing stakeholders with regular updates on our progress.”

About CERo Therapeutics Holdings, Inc.

CERo is an innovative immunotherapy company advancing the development of next generation engineered T cell therapeutics for the treatment of cancer. Its proprietary approach to T cell engineering, which enables it to integrate certain desirable characteristics of both innate and adaptive immunity into a single therapeutic construct, is designed to engage the body’s full immune repertoire to achieve optimized cancer therapy. This novel cellular immunotherapy platform is expected to redirect patient-derived T cells to eliminate tumors by building in engulfment pathways that employ phagocytic mechanisms to destroy cancer cells, creating what CERo refers to as Chimeric Engulfment Receptor T cells (“CER-T”). CERo believes the differentiated activity of CER-T cells will afford them greater therapeutic application than currently approved chimeric antigen receptor (“CAR-T”) cell therapy, as the use of CER-T may potentially span both hematological malignancies and solid tumors. CERo anticipates initiating clinical trials for its lead product candidate, CER-1236, in 2025 for hematological malignancies.

Forward-Looking Statements

This communication contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations of CERo and the implementation of its proposed plan of compliance with Nasdaq continued listing standards. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this communication, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When CERo discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, CERo’s management.

Actual results could differ from those implied by the forward-looking statements in this communication. Certain risks that could cause actual results to differ are set forth in CERo’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, filed on April 15, 2025, and the documents incorporated by reference therein. The risks described in CERo’s filings with the Securities and Exchange Commission are not exhaustive. New risk factors emerge from time to time, and it is not possible to predict all such risk factors, nor can CERo assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements made by CERo or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. CERo undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Chris Ehrlich
Chief Executive Officer
chris@cero.bio

Investors:

CORE IR
investors@cero.bio